                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 (File Numbers 333-09917, 333-10117 and 333-37098) and Forms S-8 (File Numbers 333-09911, 333-09909 and 333-46086).


                                                    /S/  ARTHUR   ANDERSEN  LLP
                                                    ---------------------------
                                                    ARTHUR   ANDERSEN  LLP


Phoenix, Arizona
  December 15, 2000.